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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - FEBRUARY 16, 1996




                         MINNESOTA POWER & LIGHT COMPANY

                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                             Duluth, Minnesota 55802
                           Telephone - (218) 722-2641

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         This Amendment No. 1 to Minnesota Power & Light Company's (Company) Current Report on Form 8-K dated February 16, 1996 is being filed to restate the Company's financial data schedule for the year ended December 31, 1995. The Company's 1996 Annual Report to Shareholders reflected a reclassification made on the Company's Consolidated Statement of Cash Flows to exclude income from equity investments - net of dividends received from operating activities. This Amendment No. 1 includes only the restated financial data schedule. The following tag has been restated:


         [CASH-FLOW-OPERATIONS]          113,203



         EXHIBITS

             27   -   Financial Data Schedule


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Minnesota Power & Light Company
                                              -------------------------------
                                                        (Registrant)





September 16, 1997                                      D.G. Gartzke
                                               -------------------------------
                                                        D.G. Gartzke
                                               Senior Vice President - Finance
                                                 and Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit 27        -        Financial Data Schedule